UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 19, 2006 (May 19, 2006)
Magellan Petroleum Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-5507	06-0842255

(Commission File Number)	(IRS Employer Identification No.)

10 Columbus Boulevard, Hartford, CT	06106

(Address of Principal Executive Offices)	(Zip Code)
860-293-2006

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events
          On May 19, 2006, Magellan Petroleum Corporation (the “Company”) filed a compulsory acquisition notice (the “Notice”) under the Australian Corporations Act with the Australian Securities and Investments Commission and the Australian Stock Exchange in Australia, together with a letter from Walter McCann, Chairman of the Board of Directors of the Company. The Company also commenced a mailing of the Compulsory Acquisition Notice and Mr. McCann’s letter to the Australian shareholders of Magellan Petroleum Australia Limited (“MPAL”).
          A copy of the Notice, accompanied by Mr. McCann’s letter to MPAL shareholders, is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.
          As of May 12, 2006, the closing date of the Company’s Exchange Offer, the Company held a relevant interest in 93.12% of MPAL’s shares.
Item 9.01      Financial Statements and Exhibits
     (c) Exhibits
99.1	Letter of Walter McCann, Chairman of the Board of the Company, dated May 19, 2006, and the compulsory acquisition notice.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MAGELLAN PETROLEUM CORPORATION
By:	/s/ Daniel J. Samela
	Name:	Daniel J. Samela
	Title:	President, Chief Executive Officer Officer and Chief Financial Officer

Dated: May 19, 2006

EXHIBIT INDEX

Exhibit No.	Description	Page No.

99.1	Letter of Walter McCann, Chairman of the Board of the Company, dated May 19, 2006, and the compulsory acquisition notice.	5